                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   OCTOBER 17, 1995
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                           AMRE, INC.  (Exact Name
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                   of Registrant as Specified in Charter)


          DELAWARE                      1-9632                   75-2041737
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(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


8585 N. STEMMONS FREEWAY, SOUTH TOWER, DALLAS, TX                   75247
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including are code:   (214) 658-6300
                                                   -----------------------------


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        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On October 17, 1995, TM Acquisition Corp. and Century 21 Real Estate Corporation (collectively referred to herein as "21"), subsidiaries of HFS Incorporated, and American Remodeling, Inc. ("ARI"), a wholly-owned subsidiary of AMRE, Inc. ("AMRE"), entered into a License Agreement (the "LICENSE AGREEMENT"), pursuant to which 21 has granted to ARI an exclusive 20 year license to operate under the name "Century 21 Home Improvements" for the marketing, sale and installation of certain home improvement products. ARI will make royalty payments to 21 in initial amounts equal to the greater of $11 million per year or 3% of revenues, with the minimum royalty payment increasing to an estimated amount of $40 million by the end of the 20 year term of the License Agreement and will make contributions to an advertising fund in the amount of $10 million per year. ARI also has the right to grant sub-licenses under the License Agreement. ARI will not renew its current License Agreement with Sears, Roebuck & Co. when it expires on December 31, 1995.

         Concurrently with the execution of the License Agreement, AMRE entered into the following other agreements:

         (i) a Preferred Stock Purchase Agreement (the "PREFERRED STOCK PURCHASE AGREEMENT") between AMRE and HFS Incorporated ("HFS") pursuant to which HFS has agreed to purchase 300,000 shares of Senior Convertible Preferred Stock of AMRE (the " SENIOR CONVERTIBLE PREFERRED STOCK") at $10 per share.
The Senior Convertible Preferred Stock will pay a quarterly dividend of 8% per annum, is convertible into common stock of AMRE ("COMMON STOCK") at $5.90 per share, and gives HFS the right to designate two members of AMRE'S Board of Directors;

         (ii) a Credit Agreement between AMRE and HFS (the "CREDIT AGREEMENT") pursuant to which HFS has agreed to provide a revolving credit facility in an amount up to $4 million. The Credit Agreement provides for a commitment fee of 1/2% of the unused portion of the facility and provides that loans made thereunder carry an interest rate of LIBOR plus 1 1/2%. Under the Credit Agreement AMRE is subject to certain covenants, including limitations on indebtedness and liens, limitations on asset dispositions, restrictions on the payment of dividends, and restrictions on certain fundamental changes. Loans made under the Credit Agreement will be guaranteed by subsidiaries of AMRE, including ARI. The Credit Agreement will expire on October 17, 1998;

          (iii) a Letter Agreement between AMRE and David Moore ("MOORE") (the "LETTER AGREEMENT") pursuant to which AMRE in consideration for services provided by Moore in connection with the negotiation of the License Agreement and related transactions, among other things, has agreed to:

                 (a)      appoint Moore to its Board of Directors;

                 (b) issue to Moore options to purchase 200,000 shares of Common Stock at $5.00 per share and 200,000 shares of Common Stock at $5.50 per share (which options were issued on October 17, 1995);

                 (c)      issue to Moore 200,000 shares of Common Stock;

                 (d)      guarantee a $900,000 cash payment to Moore;

                 (e) grant a sublicense to a corporation controlled by Moore to operate under the trademarks granted under the License Agreement; and

                 (f) enter into a Stock Purchase Agreement (the "MOORE STOCK PURCHASE AGREEMENT") with Moore or his designees pursuant to which AMRE will issue 200,000 additional shares of Common Stock at $5.00 per share.

         The Preferred Stock Purchase Agreement, the Credit Agreement and the obligation to enter into the Moore Stock Purchase Agreement may be terminated by either party thereto if the conditions to closing have not been satisfied by January 15, 1996.

         The preceding descriptions of the License Agreement, the Preferred Stock Purchase Agreement, the Credit Agreement, the Moore Stock Purchase Agreement and the Letter Agreement are not complete and are qualified in their entirety by the respective agreements, a copy of each of which is filed as an Exhibit hereto.

ITEM 7(C).  EXHIBITS

         Exhibit 7.1 License Agreement, dated October 17, 1995, among TM Acquisition Corp. and Century 21 Real Estate Corporation and American Remodeling, Inc.

         Exhibit 7.2 Preferred Stock Purchase Agreement, dated October 17, between AMRE, Inc. and HFS Incorporated.

         Exhibit 7.3 Credit Agreement, dated October 17, 1995, between AMRE, Inc. and HFS Incorporated.

         Exhibit 7.4 Letter Agreement, dated October 17, 1995, between AMRE, Inc. and David Moore.

         Exhibit 7.5 $5.00 Stock Option Agreement, dated October 17, 1995, between AMRE, Inc. and David Moore.*

         Exhibit 7.6 $5.50 Stock Option Agreement, dated October 17, 1995, between AMRE, Inc. and David Moore.*

         Exhibit 7.7 Stock Purchase Agreement between David Moore or his designees and AMRE, Inc.*

         Exhibit 7.8      Press Release dated October 17, 1995.

__________________
*        Filed herewith as an Exhibit to Exhibit 7.4 hereto.
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                                   SIGNATURES


                                        AMRE, INC.



Date:  October 24, 1995                 By: /s/ C. CURTIS EVERETT
                                            -----------------------------------
                                            C. Curtis Everett
                                            Vice President-Law

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                              INDEX TO EXHIBITS


         EXHIBIT
         NUMBER           DESCRIPTION
         -------          -----------
         Exhibit 7.1      License Agreement, dated October 17, 1995, among TM
                          Acquisition  Corp. and Century 21 Real Estate
                          Corporation and American Remodeling, Inc.

         Exhibit 7.2 Preferred Stock Purchase Agreement, dated October 17, between AMRE, Inc. and HFS Incorporated.

         Exhibit 7.3      Credit Agreement, dated October 17, 1995, between
                          AMRE, Inc. and HFS Incorporated.

         Exhibit 7.4      Letter Agreement, dated October 17, 1995, between
                          AMRE, Inc. and David Moore.

         Exhibit 7.5 $5.00 Stock Option Agreement, dated October 17, 1995, between AMRE, Inc. and David Moore.*

         Exhibit 7.6 $5.50 Stock Option Agreement, dated October 17, 1995, between AMRE, Inc. and David Moore.*

         Exhibit 7.7 Stock Purchase Agreement between David Moore or his designees and AMRE, Inc.*

         Exhibit 7.8      Press Release dated October 17, 1995.

__________________
*        Filed herewith as an Exhibit to Exhibit 7.4 hereto.